   As filed with the Securities and Exchange Commission on November 5, 1997

                                                Registration No. 333-

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          --------------------------
                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                             THE SECURITIES ACT OF
                                     1933
                          --------------------------

                        FEDERAL REALTY INVESTMENT TRUST
            (Exact name of registrant as specified in its charter)

          District of Columbia                    52-0782497
          -------------------------------         -------------------
          (State or other jurisdiction of         (I.R.S. Employer
          incorporation or organization)          Identification No.)

                          1626 East Jefferson Street
                          Rockville, Maryland  20852
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip code)

      FEDERAL REALTY INVESTMENT TRUST AMENDED AND RESTATED 1993 LONG-TERM
                                INCENTIVE PLAN
      -------------------------------------------------------------------
                             (Full title of plan)

           Steven J. Guttman, President and Chief Executive Officer
                          1626 East Jefferson Street
                          Rockville, Maryland  20852
              ---------------------------------------------------
              (Name and address of agent for service)  (Zip code)

                                (301) 998-8100
                    ---------------------------------------
                    (Telephone number of agent for service)

                                   Copy to:
                            Thomas F. Cooney, Esq.
                            Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, N.W.
                            Washington, D.C. 20036



                                                   Page 1 of 6 pages
                                                   Exhibit Index is on page 6.

                        CALCULATION OF REGISTRATION FEE
                        -------------------------------


                                     Proposed       Proposed
                                     maximum        maximum
                      Amount         offering       aggregate   Amount of
Title of securities   to be          price          offering    registration
to be registered      registered     per share(1)   price(1)    fee(1)
-------------------   ----------     ------------  -----------  ------------

Common shares of
beneficial interest   2,000,000        $25.7188    $51,437,600     $15,587

-------------------------

(1) Inserted solely for the purpose of calculating the registration fee pursuant to Rule 457(h). The fee is calculated on the basis of the average of the high and low sales prices for the Registrant's common shares of beneficial interest on the New York Stock Exchange, Inc. on November 4, 1997.

     This Registration Statement covers additional securities of the same class as other securities for which the Registration Statement (No.33-60252) filed on this form relating to an employee benefit plan is effective, which is hereby incorporated by reference.

Item 8.   Exhibits.

     The following are filed herewith as part of this Registration Statement:


      Exhibit No.                      Exhibit
      ----------                       -------

        5.1 Opinion of Kirkpatrick & Lockhart LLP as to the legality of the securities being registered

       24.1     Consent of Grant Thornton LLP

       24.2 The Consent of Kirkpatrick & Lockhart LLP to the use of their opinion as an exhibit to this Registration Statement is included in their opinion filed herewith as Exhibit 5.1

       25       Power of Attorney

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on this 31st day October, 1997.

                                               FEDERAL REALTY INVESTMENT TRUST



                                              By:  /s/ Steven J. Guttman
                                                  ----------------------------
                                                  Steven J. Guttman, President
                                                  and Chief Executive Officer

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven J. Guttman attorney-in-fact, with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                              Title                    Date
---------                              -----                    ----

/s/ Dennis L. Berman                   Trustee                  October 31, 1997
------------------------------
Dennis L. Berman

/s/ Kenneth D. Brody                   Trustee                  October 31, 1997
------------------------------
Kenneth D. Brody

                                       Trustee
------------------------------
 A.  Cornet de Ways Ruart

/s/ Kristin Gamble                     Trustee                  October 31, 1997
------------------------------
Kristin Gamble

/s/ Samuel J. Gorlitz                  Trustee                  October 31, 1997
------------------------------
Samuel J. Gorlitz

/s/ Steven J. Guttman
------------------------------         President, Chief         October 31, 1997
Steven J. Guttman                      Executive Officer
                                       and Trustee
                                       (Principal
                                       Executive Officer)

/s/ Walter F. Loeb                Trustee                  October 31, 1997
------------------------
Walter F. Loeb

/s/ Donald H. Misner              Trustee                  October 31, 1997
------------------------
Donald H. Misner

/s/ Mary Jane Morrow              Senior Vice President    October 31, 1997
------------------------          and Treasurer
Mary Jane Morrow                  (Principal Financial
                                  Officer)

/s/ Mark S. Ordan                 Trustee                  October 31, 1997
------------------------
Mark S. Ordan

/s/ George L. Perry               Trustee                  October 31, 1997
------------------------
George L. Perry

/s/ Cecily A. Ward                Controller               October 31, 1997
------------------------          (Principal Accounting
Cecily A. Ward                    Officer)


                                 EXHIBIT INDEX

                                                                        Sequential
Exhibit No.     Description                                             Page No.
-----------     -----------                                             ----------
  4.1           Federal Realty Investment Trust Amended and
                Restated 1993 Long-Term Incentive Plan, filed
                with the SEC on October 30, 1997 as Exhibit 99
                to the Trust's Quarterly Report on Form 10-Q
                for the quarter ended September 30, 1997, is
                incorporated herein by reference thereto                   --

  4.2           The Trust's Third Amended and Restated
                Declaration of Trust dated May 24, 1984,
                filed with the SEC on July 5, 1984 as
                Exhibit 4 to the Trust's Registration
                statement on Form S-2 (No. 2-92057) is
                incorporated herein by reference thereto                   --

  4.3           Bylaws of the Trust, filed with the SEC as
                an Exhibit to the Trust's  Current Report on
                Form 8-K dated February 20, 1985 as most
                recently amended and filed with the Commission
                as portions of Item 6 to the Trust's Quarterly
                Report on Form 10-Q for the quarter ended
                September 30, 1996, is incorporated herein by
                reference thereto                                          --

  5.1           Opinion of Kirkpatrick & Lockhart as to the
                legality of the securities being registered                7


 24.1           Consent of Grant Thornton LLP                              9

 24.2           The consent of Kirkpatrick & Lockhart to
                the use of their opinion as an exhibit to
                this Registration Statement is included in
                their opinion filed herewith as Exhibit 5.1                --

 25             Power of Attorney                                        See page 4